                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  January 5, 2005
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(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

  North Carolina                333-120922                    56-1643598
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 (State or Other               (Commission                 (I.R.S. Employer
 Jurisdiction of               File Number)               Identification No.)
  Incorporation)

  301 South College Street, Charlotte, North Carolina           28288-0166
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

ITEM 8.01. OTHER EVENTS.

     Attached are certain structural and collateral term sheets (the "Term
Sheets") furnished to the Registrant on behalf of the underwriters by Wachovia
Capital Markets, LLC (and when joined by Countrywide Securities Corporation, ABN
AMRO Incorporated, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc.
and Greenwich Capital Markets, Inc., the "Underwriters"), in respect of the
Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates,
Series 2005-C16 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the
Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on
Form S-3 (No. 333-120922) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared by the Underwriters; the Registrant did not prepare or participate in the preparation of the Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit  99      Term Sheets.

                                      -2-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                   By: /s/ William J. Cohane
                                       -----------------------------------------
                                       Name:  William J. Cohane
                                       Title: Managing Director

Date:  January 5, 2005

                                      -3-

                                  Exhibit Index

Item 601(a) of
Regulation S-K
Exhibit No.              Description                                   Page
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99                       Term Sheets